Borrowings - Summary of Borrowings (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Short-term borrowings:
Bank loans	¥ 66,100	$ 10,373	¥ 49,990
Current portion of long-term borrowings	2,376	373	970
Total current borrowings	68,476	10,746	50,960
Long-term borrowings:
Bank loans	54,349	8,529	51,926
Total non-current borrowings	54,349	8,529	51,926
Total borrowings	¥ 122,825	$ 19,275	¥ 102,886